Exhibit 10 NAVISTAR FINANCIAL CORPORATION AND SUBSIDIARIES MATERIAL CONTRACTS
The following documents of Navistar Financial Corporation (“the Corporation”) are incorporated herein by reference:

Exhibit 10.1
Treasurer’s Agreement Number 3 to the Amended and Restated Master Intercompany Agreement dated as of April 1, 2007.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on February 2, 2010.   Commission File No. 001-04146.

Exhibit 10.2
Series 2010-1 Indenture Supplement to the Indenture, dated February 12, 2010, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on February 16, 2010.   Commission File No. 001-04146.

Exhibit 10.3
Operating Agreement, dated March 5, 2010, among Navistar Financial Corporation, Navistar, Inc., Navistar International Corporation, General Electric Capital Corporation and GE Capital Commercial Inc.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on March 9, 2010.   Commission File No. 001-04146.

Exhibit 10.4
Series 2010-VFN Indenture Supplement to the Indenture, dated April 16, 2010, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on April 16, 2010.   Commission File No. 001-04146.

Exhibit 10.5
Note Purchase Agreement, dated April 16, 2010, among Navistar Financial Securities Corporation, Navistar Financial Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on April 16, 2010.   Commission File No. 001-04146.

Exhibit 10.6
Pooling Agreement, dated as of May 27, 2010, between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2010-A Owner Trust, as issuer.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on June 3, 2010.   Commission File No. 001-04146.

Exhibit 10.7
Indenture, dated as of May 27, 2010, between Navistar Financial 2010-A Owner Trust, as issuer, and Citibank, N.A., as indenture trustee.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on June 3, 2010.   Commission File No. 001-04146.

Exhibit 10. 8
Trust Agreement, dated as of May 27, 2010, between Navistar Financial Retail Receivables Corporation, as seller, and Deutsche Bank Trust Company Delaware, as owner trustee.  Filed as Exhibit 10.3 to the Corporation’s Form 8-K on June 3, 2010.   Commission File No. 001-04146.

Exhibit 10.9
Purchase Agreement, dated as of May 27, 2010, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.  Filed as Exhibit 10.4 to the Corporation’s Form 8-K on June 3, 2010.   Commission File No. 001-04146.

Exhibit 10.10
Servicing Agreement, dated as of May 27, 2010, among Navistar Financial Retail Receivables Corporation, Citibank, N.A., as indenture trustee, Navistar Financial 2010-A Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.  Filed as Exhibit 10.5 to the Corporation’s Form 8-K on June 3, 2010.   Commission File No. 001-04146.

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